UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2013

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33767 (Commission File Number)	27-1310817 (I.R.S. Employer Identification No.)

3000 John Deere Road, Toano, Virginia (Address of principal executive offices)		23168 (Zip Code)

Registrant’s telephone number, including area code: (757) 259-4280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 9, 2013, Lumber Liquidators Holdings, Inc. (the “Company”) issued a press release updating its outlook for the fiscal year ending December 31, 2013 and providing details of its financial outlook for 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

On December 10, 2013, the Company will present financial and other information at the Credit Suisse Hardline Retail Roundup. The presentation is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 9, 2013.

99.2	Investor presentation dated December 10, 2013.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC. (Registrant)

Date: December 9, 2013	By:	/s/ E. Livingston B. Haskell
E. Livingston B. Haskell
Secretary and General Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 9, 2013.

99.2	Investor presentation dated December 10, 2013.